UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A

(Amendment No. 1)

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2021

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

1-628-258-5148

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELYS	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The sole purpose of this amendment to the Current Report on Form 8-K, filed by Elys Game Technology, Corp.. with the Securities and Exchange Commission on August 17, 2021 (the “Form 8-K”), is to add Inline eXtensible Business Reporting Language (“XBRL”) tagging to the cover page of this Form 8-K/A and to furnish Exhibit 104 to this Form 8-K/A relating to the same. All other information in the Form 8-K remains unchanged.

Item 2.02	Results of Operation and Financial Condition

On August 16, 2021, Elys Game Technology Corp. (the “Company”) issued a press release announcing results of operations for the quarter ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description

99.1	Press Release, issued by Elys Game Technologyt Corp. on August 16, 2021 (incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 17, 2021 (File No. 001-39170)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2021	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Executive Chairman, and Interim Chief Executive Officer